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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
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                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)



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                                     Form of
                             ** IMPORTANT NOTICE **
                  Regarding the Availability of Proxy Materials
       for the Special Meeting of Shareholders to be held on June 10, 2010

[Janus Logo]
                                         JANUS INVESTMENT FUND

[address]
                      You are receiving this communication because you are eligible to vote at the joint Special Meeting of Shareholders ("Meeting") and the materials you should review before you cast your vote are now available.

                      THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THIS NOTICE IS NOT A FORM FOR VOTING.

                      The number below will allow you to access proxy information online for all your investments connected with the Meeting. To access this information, please log in at:

                                  www.kingproxy.com/janus

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                      |                                             |
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Notice is hereby given that a joint Special Meeting of Shareholders of Janus
Investment Fund (the "Trust") will be held on June 10, 2010, at 9:30 a.m. Mountain Time, at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206. For Meeting directions, please call 1-877-335-2687.

Please go to www.kingproxy.com/janus and enter the number found in the box above. Once you have logged in, you can view/download the Proxy Materials or request a copy of the Proxy Materials via the U.S. Post Office.

Please read the Proxy Materials carefully and vote your shares. If you should have any questions about this Notice or the Proxy Materials, please call 1-800-825-0898 Monday through Friday between the hours of 8:00 a.m. and 10:00 p.m. Eastern Time.

TO VOTE:

o By Internet:   Go to www.kingproxy.com/janus, enter the number found in the box above, read the Proxy Materials, and follow the online instructions.

o In person:     Attend the Meeting on June 10, 2010.

TO REQUEST PROXY MATERIALS*:

If you would like to receive a paper or electronic copy of these materials, you must request one. There is no charge to you for requesting a copy. The Proxy Materials include the Letter to Shareholders, Notice of Meeting, and Proxy Statement. Please make your request for a copy of the materials as instructed below on or before June 1, 2010 to facilitate timely delivery.

o By Internet:  Go to www.kingproxy.com/janus, enter the number found in the box above to log in, and request materials.

o By phone:     Call toll-free at 1-800-825-0898 and reference the number found in the box above.

o By e-mail:    Send a blank e-mail to janus@kingproxy.com with the 14-digit number found in the box above in the subject line.

* If you would like to receive all future proxy materials from the Trust via the U.S. Post Office, go to www.kingproxy.com/janus, enter the number found in the box above to log in, and opt out.

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 SPECIAL MEETING OF SHAREHOLDERS OF YOUR FUND(S) WILL BE HELD ON THURSDAY, JUNE
     10, 2010, AT THE PLACE AND TIME INDICATED ON THE FRONT OF THIS NOTICE.

YOUR FUND(S):

FUND NAME 1                FUND NAME 2                FUND NAME 3
FUND NAME 4                FUND NAME 5                FUND NAME 6
FUND NAME 7                FUND NAME 8                FUND NAME 9
FUND NAME 10               FUND NAME 11               FUND NAME 12
FUND NAME 13               FUND NAME 14               FUND NAME 15
FUND NAME 16               FUND NAME 17               FUND NAME 18

PROPOSAL 1. ELECTION OF TEN TRUSTEES:

01. Jerome S. Contro       02. William F. McCalpin    03. John W. McCarter, Jr.
04. Dennis B. Mullen       05. James T. Rothe         06. William D. Stewart
07. Martin H. Waldinger    08. Linda S. Wolf          09. John H. Cammack
10. John P. McGonigle

   THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE
             BOARD RECOMMENDS A VOTE "FOR" ELECTION OF ALL NOMINEES.

SHAREHOLDER PRIVACY: To ensure your privacy, there is no personal information required to view or request proxy materials and/or vote. The number listed in the box on the front is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner than in connection with this proxy.

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Form of Script

Hi, I'm Robin Beery, President of your Janus Funds. I'd like to talk to you about voting the fund shareholder proxy material you will be receiving. As a shareholder, you have the right to be heard and Janus wants you to be heard. This proxy covers important matters about the fund that can only be implemented if a sufficient number of shareholders take action. In order to make sure we have enough votes to have a shareholder meeting, we will be reaching out through mailings and phone calls. Your prompt response can minimize costs. Thank you and please vote your shares today.